UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 29, 2020
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 ELEVATE CREDIT, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-37680	46-4714474
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4150 International Plaza, Suite 300
Fort Worth, Texas 76109
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code (817) 928-1500
Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.0004 par value	ELVT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.
On June 29, 2020, Elevate Credit International Limited, ("ECIL"), the U.K subsidiary of Elevate Credit, Inc. (the "Company"), entered into administration in accordance with the provisions of the U.K. Insolvency Act 1986 and pursuant to a resolution of the board of directors of ECIL. The ECIL board of directors appointed insolvency practitioners from KPMG LLP (the "Administrator") to take control and management of the U.K. business. The full text of the Company's press release announcing ECIL's entry into administration, along with the pro forma financial information required by Article 11 of Regulation S-X, are filed herewith as Exhibits 99.1 and 99.2, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.
(b) Pro forma financial information.
Information required by this item is incorporated by reference herein from Exhibit 99.2.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 29, 2020.
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elevate Credit, Inc.
Date:	June 29, 2020	By:	/s/ Christopher Lutes
Christopher Lutes
Chief Financial Officer